INVESTOR PRESENTATION

SECOND QUARTER 2016

First Business

Forward-Looking Statements

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Competitive pressures among depository and other financial institutions nationally and in our market areas may increase significantly. (ii) Adverse changes in local, national or international economic and business conditions, could increase credit-related losses and expenses and/or limit growth. (iii) Increases in defaults by borrowers and other delinquencies could result in increases in our provision for losses on loans and related expenses. (iv) Our inability to manage growth effectively, including the successful expansion of our customer support, administrative infrastructure and internal management systems, could adversely affect our results of operations and prospects. (v) Fluctuations in interest rates and market prices could reduce our net interest margin and asset valuations and increase our expenses. (vi) The consequences of continued bank acquisitions and mergers in our market areas, resulting in fewer but much larger and financially stronger competitors, could increase competition for financial services to our detriment. (vii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries could increase costs, limit certain operations and adversely affect results of operations. (viii) Changes in tax requirements, including tax rate changes, new tax laws and revised tax law interpretations may increase our tax expense or adversely affect our customers' businesses. (ix) System failure or breaches of our network security, including with respect to our internet banking activities, could subject us to increased operating costs and other liabilities. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risk factors and uncertainties should be carefully considered by our shareholders and potential investors. See Item 1A “RISK FACTORS” in our Annual Report on Form 10-K for the year ended December 31, 2015, as well as elsewhere in our other documents filed with the Securities and Exchange Commission, for discussion relating to risk factors impacting FBIZ. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements.

Table of Contents

COMPANY OVERVIEW

First Business

Company Profile


First Business Bank Center

FBIZ BANKING[1]

$1.8 Billion
IN TOTAL ASSETS

FBIZ TRUST

$1.1 Billion
IN ASSETS UNDER MANAGEMENT & ADMINISTRATION

- Experienced leadership
- Entrepreneurial management style
- Insider ownership of 8%[2]
- Business-focused model
- Client relationship focus with high touch service
- Niche acquisitions complement core strategic focus on organic growth

Headquarters: Madison, WI

Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives and high net worth individuals

1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis.
2. Data as of March 16, 2016. Insider ownership consists of shares beneficially owned by directors and executive officers.

Evolution of Success

Aligned with Financial Needs of Our Niche Client Base



First Business Bank
First Business Capital Corp.
First Business Equipment Finance, LLC
First Business Bank - Milwaukee
First Business Trust & Investments
First Business Bank Northeast Region[1]
First Business Factors
First Business Bank - Milwaukee Kenosha Region
Alterra Bank
1990
1991 - 1994
1995
1996 - 1997
1998
1999
2000
2001
2002 - 2005
2006
2007 - 2011
2012
2013
2014
2015
Commercial Banking
Asset-Based Lending
Equipment Financing
Trust and Investments
Factoring
SBA Lending

Source: FBIZ management

1. Represents Appleton, Oshkosh and Green Bay, Wisconsin.

Geographic Footprint



Seattle, WA
Minneapolis, MN
Madison, WI
Chicago, IL
St. Louis, MO
Kansas City, KS
Denver, CO
Appleton, WI
Milwaukee, WI
Kenosha, WI
Detroit, MI
Cleveland, OH
Hockessin, DE
Charlotte, NC
Atlanta, GA
San Anotnio, TX
Banking Office
Asset-Based Lending Business Development Office
Equipment Business Development Office
Factoring Office

Source: FBIZ management

Proven Leadership Team

Experienced leadership team trained at large, complex institutions and significant time with FBIZ

	Title	25+ years of banking experience	7+ years with FBIZ	Experience at large, complex institutions	Held leadership positions prior to joining FBIZ
Corey Chambas	President & CEO - FBFS	X	X	X	X
Ed Sloane	CFO - FBFS	X		X	X
Dave Seiler	COO - FBFS	X		X	X
Michael Losenegger	Chief Credit Officer - FBFS	X	X	X	X
Barbara Conley	General Counsel and Corporate Secretary	X	X	X	X
Jodi Chandler	SVP-HR & Administration - FBFS	X	X		
Dan Ovokaitys	Chief Information Officer - FBFS			X	
Mark Meloy	CEO - First Business Bank	X	X	X	X
Jim Hartlieb	President - First Business Bank			X	X
Pam Berneking	President & CEO - Alterra Bank	X		X	X
Dave Vetta	President & CEO - First Business Bank - Milwaukee	X	X	X	X
Joan Burke	President - First Business Trust & Investments	X	X	X	X
Chuck Batson	President & CEO - First Business Capital Corp.	X	X	X	X

Source: SEC filings and FBIZ management.

QUARTERLY UPDATE

First Business

Quarterly Update

Second Quarter 2016

- EXPANDED AND DIVERSIFIED REVENUE STREAM PRODUCES RECORD TOP LINE REVENUE
- POSITIVE OPERATING LEVERAGE DRIVES 61% EFFICIENCY RATIO
- CONTINUING TO BUILD SCALABLE ORGANIZATION - 23% FTE INCREASE YEAR OVER YEAR
- LOAN PREPAYMENTS REFLECTED IN MODERATE NET LOAN GROWTH YEAR TO DATE
- NON-SYSTEMIC CREDIT ISSUES TEMPER STRONG QUARTERLY RESULTS

Quarterly Update

Second Quarter 2016

	$ in millions	Q2 2015	Q1 2016	Q2 2016	LQ % Change	PYQ % Change
Positive Operating Leverage Drives Efficiency	Top line revenue	$18.3	$20.1	$21.6	7%	18%
	Total operating expenses	$12.0	$12.6	$13.3	5%	11%
	Efficiency ratio [(1)]	65.28%	62.44%	61.49%	(0.95)%	(3.79)%
Expanded & Diversified Revenue Streams Produce Record Top Line Revenue	Net interest income	$14.2	$15.5	$15.7	1%	11%
	Gain on sale of SBA loans	$0.8	$1.4	$2.1	55%	153%
	Trust and investment services fee income	$1.3	$1.3	$1.3	6%	5%
	Service charges on deposits	$0.7	$0.7	$0.7	(1)%	6%
	Gain on sale of residential mortgage loans	$0.2	$0.1	$0.2	37%	(11)%
	Non-interest income / Top line revenue [(1)]	23%	23%	27%	4%	4%
Balance Sheet Growth	Total gross loans and leases	$1,349	$1,449	$1,452	—%	8%
	Total in-market deposits	$1,027	$1,106	$1,131	2%	10%
Non-Systemic Credit Issues Temper Strong Quarter	Total criticized assets	$12.5	$35.6	$27.3	(23)%	118%
	Total non-performing assets	$17.1	$19.5	$24.2	24%	42%
	Annualized net charge-offs / Average loans and leases [(1)]	—%	0.04%	0.35%	0.31%	0.35%

Source: SEC filings and FBIZ management.

1. LQ % Change and PYQ % Change columns represent percentage variance.

Quarterly Update

Record Top Line Revenue


18% Growth YOY
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
Millions
2Q15
3Q15
4Q15
1Q16
2Q16
Net Interest Income
Non-Interest Income

Source: SEC filings and FBIZ management.

1. Top line revenue calculated as net interest income + total non-interest income (including realized gains on securities).

Quarterly Update

Expanded and Diversified Revenue Streams



$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Millions
30%
25%
20%
15%
10%
5%
0%
2Q15
3Q15
4Q15
1Q16
2Q16
Gain on Sale of Residential Mortgages
Other
Loan Fees
Service Charges on Deposits
Gain on Sale of SBA Loans
Trust Revenue
Historic % Target
% of Total Revenue
New % target set 10/30/2015

Source: SEC filings and FBIZ management.

INVESTMENT RATIONALE

First Business

Investment Rationale

- SCALABLE FRANCHISE = WELL POSITIONED FOR CONTINUED GROWTH
- EXPANDING CLIENT ACQUISITION SBA STRATEGY = EARNINGS CATALYST
- SIGNIFICANT IN-MARKET DEPOSIT GROWTH OPPORTUNITY
- P/E MULTIPLE AT A DISCOUNT TO HIGH PERFORMING PEER GROUP[1]
- COMPETITIVE DIVIDEND YIELD

1. The First Business peer group includes: CoBiz Financial Inc. (COBZ), Community Financial Corporation (TCFC), Enterprise Financial Services Corp (EFSC), Guaranty Bancorp (GBNK), Mercantile Bank Corporation (MBWM), Old Line Bancshares, Inc. (OLBK), Old Second Bancorp, Inc. (OSBC), Pacific Continental Corporation (PCBK), QCR Holdings, Inc. (QCRH), Southern National Bancorp of Virginia, Inc. (SONA), Southwest Bancorp, Inc. (OKSB), Stock Yards Bancorp, Inc. (SYBT), TriState Capital Holdings, Inc. (TSC), WashingtonFirst Bankshares, Inc. (WFBI) and West Bancorporation, Inc. (WTBA).

Client Acquisition Strategy

SBA Platform Expands Across FBIZ Footprint


CLIENT ACQUISITION STRATEGY
BUILD COMPLETE RELATIONSHIP
EXPAND WITH CHANGING CLIENT NEEEDS
PRIVATE WEALTH MANAGEMENT OPPORTUNITIES
COMPLETE SBA CLIENT RELATIONSHIP
FRANCHISE VALUE
EARNINGS CATALYST
EARNING ASSET GROWTH
IN-MARKET DEPOSIT GROWTH
FEE INCOME
EPS GROWTH

% Gain on Sales of SBA Loans by BDO Location[1]


31%
69%

Source: FBIZ management.

1. Represents percentage of gains on the sale of SBA loans for the six months ended June 30, 2016 from SBA loans originated by Alterra Bank and First Business business development officers ("BDOs") located in WI and KS.

Client-centric Focus with High Touch Service

FBIZ ADVANTAGE

FIRST BUSINESS SEMINARS & EVENTS

FIRST BUSINESS PRESENTS MANUFACTURING FIRST EXPO & CONFERENCE

Enterprising® NONPROFITS

FAMILY BUSINESS FIRST

INDUSTRY PRACTICE GROUPS



MANUFACTURING



EMERGING TECHNOLOGY



COMMERCIAL REAL ESTATE



NOT FOR PROFIT



FOOD & BEVERAGE



PROFESSIONAL SERVICES

Significant Deposit Growth Opportunity

Dane County, WI
(Largest 3 banks 39%)


Other 54%
US Bank 12%
BMO Harris Bank 19%
ASB 8%
FBIZ: 7%

$13.2 Billion Total Market Deposits

Waukesha County, WI
(Largest 3 banks 33%)


Other 66%
US Bank 8%
BMO Harris Bank 15%
Chase 9%
FBIZ: 2%

$10.8 Billion Total Market Deposits

Fox Valley, WI[1]
(Largest 3 banks 50%)


ASB 26%
Other 49%
BMO Harris Bank 15%
Chase 9%
FBIZ: 1%

$11.6 Billion Total Market Deposits

Alterra Bank Market[2]
(Largest 3 banks 42%)


Other 58%
UMB 19%
Commerce Bank 13%
Bank of America 10%
FBIZ: 0.5%

$48.4 Billion Total Market Deposits

Source: SNL Financial and FBIZ management. Data as of June 30, 2015.

1. Fox Valley represents deposits gathered in Brown, Outagamie and Winnebago, WI counties, by First Business Bank.
2. Alterra Bank market represents deposits gathered in the Kansas City MSA.

FBIZ Valuation - Price Appreciation


% Price Increase Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2016)
140%
120%
100%
80%
60%
40%
20%
0%
-20%
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
99%
57%
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation - P/E Multiple



P/E Trend Since 2012 Common Stock Offering (December 3, 2012 - June 30, 2016)
18x
16x
14x
12x
10x
8x
6x
4x
2x
0x
15.64
11.28
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
FBIZ-US
SNL Micro Cap U.S. Bank

Source: SNL Financial

FBIZ Valuation - Dividends per Share



26% CAGR
$0.14
$0.44
2010
2015
Total Annual Dividends per Share



$0.14
$0.12
$0.10
$0.08
$0.06
$0.04
$0.02
$0.00
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
Dividends per Share
Dividend Yield

Source: SEC filings and FBIZ management.

Pillars of Success

Foundation for the Future



RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Pillars of Success

Foundation for the Future


RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Record of Strong Execution

Key Objectives

- DRIVE TOP LINE REVENUE GROWTH
- STRENGTHEN IN-MARKET DEPOSIT MIX
- GENERATE CONSISTENT, STRONG PROFITABILITY
- DELIVER EPS GROWTH

ACHIEVE

- +1% ROA
- +12% ROE
- ABOVE MARKET GROWTH

Strengthen In-market Deposit Mix

Focus on Transaction Accounts to Reduce Cost of Funds



24% CAGR
$133M
$397M
2010
2015
Transaction Accounts[1]



Millions
$1,800
$1,500
$1,200
$900
$600
$300
$0
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
2Q15
3Q15
4Q15
1Q16
2Q16
Wholesale Deposits[2]
Non-Transaction Accounts[3]
NIB Transaction Accounts
IB Transaction Accounts
Cost of Total Deposits[4]
Cost of Total In-Market Deposits[4]

Source: SEC filings. Deposit mix represents quarterly average balance data. CAGR is calculated using period-end balances.

1. Transaction accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts.
2. Wholesale deposits include brokered deposits and deposits gathered through internet listing services.
3. Non-transaction accounts include in-market CDs and money market accounts.
4. "Cost of Total Deposits" and "Cost of In-Market Deposits" are non-GAAP measures. See appendix for non-GAAP reconciliation schedules.

Generate Consistent, Strong Profitability

Efficient Operating Model Drives Bottom Line



Net Interest Margin
4.50%
4.25%
4.00%
3.75%
3.50%
3.25%
3.00%
2.75%
2.50%
2Q15
3Q15
4Q15
1Q16
2Q16
Net Interest Margin
Goal



Uncharacteristic drop in profitability reflects impact of non-systemic credit issues in 2Q16.
Return on Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
Return on Equity
15.00%
12.00%
9.00%
6.00%
3.00%
0.00%
2Q15
3Q15
4Q15
1Q16
2Q16
Return on Assets
Goal
Return on Equity
Goal

Source: SEC filings and FBIZ management.

Deliver EPS Growth

Drives Shareholder Value


59%
CAGR
$1.90
$0.185
2010
2015
Diluted EPS


Uncharacteristic drop in EPS reflects impact of non-systemic credit issues in 2Q16.
$0.60
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
2Q14
3Q14
4Q14
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
Diluted EPS
Dividends per Share

Source: SEC filings and FBIZ management.

Pillars of Success

Foundation for the Future



RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Unique Competitive Advantages

Key Themes

- Efficient Operating Model
- Efficient Funding Strategy
- Superior Credit Quality
- Client - Centric Focus with High Touch Service
- Superior Talent with Business Expertise

→ SUCCESSFUL NICHE COMMUNITY BUSINESS BANK

Efficient Operating Model

HIGH EFFICIENCY "BUSINESS BANK" OPERATING MODEL

- Limited branch network
- Invest in technology
- Products tailored to serve businesses and their owners

FBIZ	All BHCs
61% EFFICIENCY RATIO	71% EFFICIENCY RATIO



Total Loans Outstanding per FTE
Thousands
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
1Q15
2Q15
3Q15
4Q15
1Q16
2Q16
FBIZ
All BHCs



Deposits Per Location
Millions
$700
$600
$500
$400
$300
$200
$100
$0
2010
2011
2012
2013
2014
2015
FBIZ
All Bank Depositories

Source: SNL Financial and FBIZ management. All BHCs group comprised of all BHCs, excluding FBIZ. "Efficiency Ratio" is a non-GAAP measure. Efficiency ratio is for the quarterly periods ended 03/31/16 and 06/30/16 for All BHCs and FBIZ, respectively. See the Appendix for non-GAAP reconciliations. All Bank Depositories group comprised of all FDIC-insured banks & thrifts that are required to complete the annual FDIC Summary of Deposits (SOD) survey. Data is from the most recent survey completed as of 06/30/15.

Efficient Funding Strategy

Mitigates Interest Rate Risk

- Continue to leverage commercial relationships to attract in-market transaction deposits
- Maintain wholesale funding within Board-monitored limits
  - Match-funding fixed-rate term loans with wholesale funding locks in interest rate spread
  - WAOM[1] = 4.18 years
  - Long-term wholesale funding more reasonably priced than some in-market CD rates
  - Limited depositor put rights
  - As of 06/30/16, contingent funding plan utilizing on-balance-sheet liquidity could replace more than two years of wholesale funding maturities, if necessary
  - Targeted operating range of in-market deposits to total deposits is 60%-70%


100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
2Q15
3Q15
4Q15
1Q16
2Q16
In-Market Deposits
Wholesale Funding
Targeted Operating Range

Source: SEC filings. Represents quarterly average data.

1. Weighted average original maturity of wholesale funding outstanding as of June 30, 2016.

Superior Credit Quality

Credit Culture Helps Safeguard Shareholder Investment


Net Charge-Offs/Avg Loans
1.6%
1.4%
1.2%
1.0%
0.8%
0.6%
0.4%
0.2%
0.0%
2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016
Increase in 2016 due to non-systemic credit issues in 2Q16.
FBIZ
All BHCs

Sustained lower levels of net charge-offs driven by consistent underwriting standards.

- Credit underwriting through a committee process is a key to our operating philosophy.
- Business development officers have relatively low individual lending authority limits.
- We make every effort to ensure that there is the appropriate collateral or guarantee at the time of origination to protect our interest in the related loan or lease.

Source: SNL Financial and FBIZ management. All BHCs group comprised of all BHCs, excluding FBIZ. All BHCs data is annualized for the three months ended March 31, 2016. FBIZ data is annualized for the six months ended June 30, 2016.

Superior Talent with Business Expertise

Engaged Employees = Happy Clients


RIGOROUS HIRING PROCESS
FORMAL MENTOR PROGRAM
FUN EMPLOYEE OUTINGS
ACTIVE COMMUNITY INVOLVMENT
REGULAR SURVEYS AND FEEDBACK
STRONG EMPLOYEE REFERRAL PROGRAM
ENGAGED EMPLOYEES
=
97%
CLIENT
SATISFACTION

Source: 2015 client satisfaction survey results compiled by Moses Altsech, Ph.D. - Executive Training & Consulting

Pillars of Success

Foundation for the Future


RECORD OF STRONG EXECUTION
UNIQUE COMPETITIVE ADVANTAGES
FOCUSED STRATEGIC OBJECTIVES

Focused Strategic Objectives

- Opportunistically Invest to Support Organic Growth
- Complement Organic Growth with Niche Acquisitions
- Increase Fee Income Generating Services

→ LONG-TERM FUTURE SUCCESS

Opportunistically Invest to Support Organic Growth

Investing for the Future

Investments in Technology

- Conversion to industry leading CRM in 2015
- Data warehouse/BI implementation in 2015
- Expand marketing/sales automation in 2016
- Leverage BI suite in 2016 to enhance budget/forecast process and create additional operational efficiencies

Investments in Talent

- Opportunistically add new BDOs and evaluate additional lift outs
- Key operational hires to align support with production hires - COO added April 2016

→ **FOUNDATION FOR SCALABLE FRANCHISE**

Complement Organic Growth with Niche Acquisitions

- ORGANIC GROWTH REMAINS THE FOUNDATION FOR THE FUTURE
- HOWEVER, OUR SUCCESS CREATES OPPORTUNITIES FOR ACQUISITIONS
  - ➡ SPECIALTY FINANCE
  - ➡ REGISTERED INVESTMENT ADVISORY FIRMS
  - ➡ BUSINESS-FOCUSED COMMUNITY BANKS


First Business Bank Center


First Business Center
3913





APPENDIX

SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS

First Business

Efficiency Ratio

Efficiency Ratio

- "Efficiency ratio" is a non-GAAP measure representing non-interest expense excluding the effects of losses or gains on foreclosed properties, other discrete items unrelated to our primary business activities and amortization of other intangible assets, if any, divided by top line revenue. We believe the efficiency ratio allows investors and analysts to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. The information provided below reconciles the efficiency ratio to its most comparable GAAP measure.

(dollars in thousands)	For the Three Months Ended					For the Six Months Ended
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016	June 30, 2016
Non-interest expense	$ 11,974	$ 11,984	$ 11,684	$ 12,699	$ 13,458	$ 26,156
(Loss) gain on foreclosed properties	(1)	163	(7)	—	(93)	(93)
Amortization of other intangible assets	(18)	(18)	(17)	(16)	(16)	(32)
Amortization of tax credit investments	—	—	—	(112)	(94)	(206)
Total operating expense	$ 11,955	$ 12,129	$ 11,660	$ 12,571	$ 13,255	$ 25,825
Net interest income	$ 14,188	$ 14,610	$ 14,912	$ 15,539	$ 15,741	$ 31,279
Non-interest income	4,126	4,102	4,935	4,594	5,823	10,416
Realized gain on securities	—	—	—	—	(7)	(7)
Top line revenue	$ 18,314	$ 18,712	$ 19,847	$ 20,133	$ 21,557	$ 41,688
Efficiency ratio	65.28%	64.82%	58.75%	62.44%	61.49%	61.95%

Source: SEC filings and FBIZ management.

Deposit Cost

Cost of Total Deposits

- "Cost of Total Deposits" is defined as total interest expense on deposits divided by total average deposits. "Cost of Total In-Market Deposits" is defined as total interest expense on in-market deposits divided by total average in-market deposits. In-market deposits equal total deposits less wholesale deposits. We believe that these measures are important to many investors in the marketplace who are interested in the trends in our deposit funding costs.

(dollars in thousands)	For the Three Months Ended				
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Interest expense on in-market interest-bearing deposits	1,123	1,117	1,082	1,067	1,083
Average in-market interest-bearing deposits	821,969	828,029	831,093	882,318	886,729
Average in-market non-interest-bearing deposits	205,508	213,712	227,965	228,294	246,604
Total average in-market deposits	1,027,477	1,041,741	1,059,058	1,110,612	1,133,333
Cost of total in-market deposits	0.44%	0.43%	0.41%	0.38%	0.38%

(dollars in thousands)	For the Three Months Ended				
	June 30, 2015	September 30, 2015	December 31, 2015	March 31, 2016	June 30, 2016
Interest expense on total interest-bearing deposits	$ 2,593	$ 2,785	$ 2,930	$ 3,053	$ 3,038
Average interest-bearing deposits	1,250,049	1,294,545	1,313,351	1,379,592	1,358,436
Average non-interest-bearing deposits	205,508	213,712	227,965	228,294	246,604
Total average deposits	$ 1,455,557	$ 1,508,257	$ 1,541,316	$ 1,607,886	$ 1,605,040
Cost of total deposits	0.71%	0.74%	0.76%	0.76%	0.76%

Source: SEC filings and FBIZ management.

Loan and Lease Composition

($000)	June 30, 2016	% of Total	December 31, 2015	% Inc (Dec)
Commercial and Industrial	$ 456,297	31%	$ 472,193	(3.4)%
Commercial Real Estate - Non-Owner Occupied	502,378	35%	436,901	15.0 %
Commercial Real Estate - Owner Occupied	167,936	12%	176,322	(4.8)%
Land development	60,599	4%	59,779	1.4 %
Construction	88,339	6%	100,625	(12.2)%
Multi-family	73,239	5%	80,254	(8.7)%
1-4 Family	47,289	3%	50,304	(6.0)%
Direct Financing Leases	30,698	2%	31,093	(1.3)%
All Other Loans	26,115	2%	24,556	6.3 %
Total Loans and Leases	1,452,890	100%	1,432,027	1.5 %
Deferred Loan Fees	1,075		1,062	
Total Gross Loans and Leases	$ 1,451,815		$ 1,430,965	

As of June 30, 2016



Commercial and Industrial
Commercial Real Estate - Owner Occupied
Commercial Real Estate - Non-Owner Occupied
All Other Loans
Direct Financing Leases
1-4 Family
Multi-family
Construction
Land development

Source: SEC filings.

First Business

YOUR SUCCESS COMES FIRST.